Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
In connection with the Quarterly Report of Allegiance Bancshares, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul P. Egge, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and operating results of the Company as of the dates and for the periods expressed in the Report.
IN WITNESS WHEREOF, the undersigned has executed this Certificate, effective as of April 29, 2022.

/s/ Paul P. Egge
Paul P. Egge Chief Financial Officer